UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Short Duration Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

27 Financial Statements

31 Financial Highlights

36 Notes to Financial Statements

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Summary of Administrative Fee Evaluation by Independent Fee Consultant

52 Account Management Resources

53 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 0.95%, 1.84%, 1.74% and 0.68% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Short Duration Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	.64%	-5.04%	.88%	1.39%	3.16%
Class B	.28%	-5.74%	.10%	.67%	2.44%
Class C	.27%	-5.76%	.13%	.69%	2.43%
Institutional Class	.77%	-4.79%	1.08%	1.51%	3.33%
Merrill Lynch 1-3 Year US Treasury Index+	1.71%	4.29%	5.70%	4.05%	4.61%
Blended Index++	1.71%	4.29%	5.70%	4.05%	3.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 8.87	$ 8.87	$ 8.86	$ 8.88
10/31/08	$ 9.00	$ 9.00	$ 8.99	$ 9.01
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .18	$ .15	$ .15	$ .19
April Income Dividend	$ .0278	$ .0224	$ .0224	$ .0296
SEC 30-day Yield as of 4/30/09+++	3.83%	3.20%	3.20%	4.19%
Current Annualized Distribution Rate as of 4/30/09+++	3.81%	3.07%	3.08%	4.06%
+++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.39%, 2.65%, 2.56% and 3.58% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.37%, 2.52%, 2.44% and 3.45% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Institutional Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	180	of	260	69
3-Year	126	of	214	59
5-Year	104	of	179	58
10-Year	56	of	90	62

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,235	$9,984	$10,419	$13,279
	Average annual total return	-7.65%	-.06%	.83%	2.88%
Class B	Growth of $10,000	$9,152	$9,850	$10,254	$12,725
	Average annual total return	-8.48%	-.50%	.50%	2.44%
Class C	Growth of $10,000	$9,424	$10,040	$10,349	$12,711
	Average annual total return	-5.76%	.13%	.69%	2.43%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,429	$11,809	$12,194	$15,699
	Average annual total return	4.29%	5.70%	4.05%	4.61%
Blended Index++	Growth of $10,000	$10,429	$11,809	$12,194	$14,581
	Average annual total return	4.29%	5.70%	4.05%	3.84%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Short Duration Fund — Institutional Class [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$952,100	$1,032,800	$1,077,700	$1,388,300
	Average annual total return	-4.79%	1.08%	1.51%	3.33%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $1,000,000	$1,042,900	$1,180,900	$1,219,400	$1,569,900
	Average annual total return	4.29%	5.70%	4.05%	4.61%
Blended Index++	Growth of $1,000,000	$1,042,900	$1,180,900	$1,219,400	$1,458,100
	Average annual total return	4.29%	5.70%	4.05%	3.84%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
++ The Blended Index consists of the returns for the Barclays Capital Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Barclays Capital Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.
Index returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 0.75% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/09
DWS Short Duration Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	.77%	-4.80%	1.07%	1.44%	3.20%
Merrill Lynch 1-3 Year US Treasury Index+	1.71%	4.29%	5.70%	4.05%	4.61%
Blended Index++	1.71%	4.29%	5.70%	4.05%	3.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 8.87
10/31/08	$ 9.00
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .19
April Income Dividend	$ .0296
SEC 30-day Yield as of 4/30/09+++	4.19%
Current Annualized Distribution Rate as of 4/30/09+++	4.06%
+++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.73% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.60% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	181	of	260	70
3-Year	127	of	214	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Fund — Class S [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,520	$10,325	$10,739	$13,703
	Average annual total return	-4.80%	1.07%	1.44%	3.20%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,429	$11,809	$12,194	$15,699
	Average annual total return	4.29%	5.70%	4.05%	4.61%
Blended Index++	Growth of $10,000	$10,429	$11,809	$12,194	$14,581
	Average annual total return	4.29%	5.70%	4.05%	3.84%

The growth of $10,000 is cumulative.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.
++ The Blended Index consists of the returns for the Barclays Capital Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Barclays Capital Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,006.40	$ 1,002.80	$ 1,002.70	$ 1,007.70	$ 1,007.70
Expenses Paid per $1,000*	$ 3.48	$ 7.20	$ 7.20	$ 2.24	$ 2.24
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,021.32	$ 1,017.60	$ 1,017.60	$ 1,022.56	$ 1,022.56
Expenses Paid per $1,000*	$ 3.51	$ 7.25	$ 7.25	$ 2.26	$ 2.26
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.70%	1.45%	1.45%	.45%	.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Short Duration Fund's performance and strategy during the six-month period ended April 30, 2009. The current team took over the fund's management duties in December 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Short Duration Fund perform during the semiannual period?

A: The fund produced a total return of 0.64% (Class A shares excluding sales charges) for the six months ended April 30, 2009. The Merrill Lynch 1-3 Year US Treasury Index returned 1.71% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the six months was 1.01%.2 Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for more performance information.

Q: Please describe the market environment for the fund over the six-month period.

A: The bond market experienced a high degree of volatility early in the period as fallout from the housing and credit crises continued. The credit crunch resulting from issues with financial institutions worldwide that exploded into view in September of 2008 led to a sharp slowdown in global economic growth during the fourth quarter of the year. In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and severe underperformance for virtually all other segments of the bond market which extended through November of 2008.

Conditions began to stabilize in December, and the first four months of 2009 saw a return of investor risk tolerance, as the extensive government actions to support the financial sector gained traction with bond market participants. In a reversal of trends, corporate bonds have outperformed Treasuries in recent months. Among other credit-oriented sectors, asset-backed securities in particular rose sharply.

The US Federal Reserve Board (the Fed) brought short-term interest rates to essentially zero during the period, setting a target range in late December for the fed funds rate of between 0% and 0.25%.3 This stance was maintained through the end of the semiannual period. While rates backed up toward the end of the six months, for the full period, yields fell along the Treasury curve.4 The two-year yield decreased from 1.55% to 0.90% or 65 basis points, and the 10-year yield fell from 3.95% to 3.12% or 83 basis points. (100 basis points equals one percentage point, as illustrated on the next page.)

Q: What were the fund's principal strategies over the period and how did they impact performance?

A: The fund has traditionally emphasized segments of the market that trade at a yield spread versus US Treasuries. Entering the

US Treasury Yield Curve (as of 10/31/08 and 4/30/09)

Source: Bloomberg

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

period, the fund had a relatively high concentration of holdings in the asset-backed and non-agency residential mortgage sectors, which the managers believed to be undervalued. Both sectors suffered in the extreme flight to quality that prevailed through November. This exposure was the principal factor in the fund's disappointing relative performance for the six months.

Beginning in December, the fund's new management team took steps to diversify the portfolio's exposure to spread sectors. In particular, we took advantage of a rally in asset-backed securities to reduce the fund's holdings in that sector. We also reduced the fund's exposure to mortgage-backed securities and increased the quality profile of holdings within the sector. In turn, holdings of investment-grade corporate bonds were increased substantially. The repositioning of the fund to a more balanced posture while maintaining a tilt toward non-Treasury segments of the market has worked well for the fund in recent months.

As of April 30, 2009, the portfolio was allocated approximately 29% to investment-grade corporate bonds, 19% to asset-backed securities (ABS), 15% to US Treasuries and other government- backed securities, 14% to residential mortgage-backed securities (MBS), and 12% to commercial mortgage-backed securities (CMBS).5 The remaining roughly 11% of the fund was in cash and cash equivalents. Average credit quality of investments in the fund was AA as of the end of the period.6 At the end of April the fund's overall duration was 1.53 years .7

Q: Please discuss your outlook and the fund's current positioning.

A: The market has seen a return of investor interest in credit-based assets, aided by the government's clear commitment to doing whatever is necessary to restore liquidity and stability to the financial sector. While the improved sentiment has been seen most strongly in the short end of the corporate market, it has begun to roll through other asset classes.

We expect to see continued stabilization and improvement in the financial sector going forward. Still, we believe it will be a while before credit market conditions return to normal. As the market focus continues to shift from the financial crisis to trying to gauge the depth and duration of a global recession, we remain comfortable with our focus on high-quality credits. While the Fed is committed to keeping interest rates at historic lows, the recent bump up in Treasury rates suggests that this outcome is not guaranteed, and we will be monitoring conditions closely.

We believe our relative value approach to individual security selection will be rewarded as conditions continue to stabilize. More broadly, we are focused strongly on diversifying the portfolio across sectors and managing risk by maintaining small individual positions.

1 Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. For the one-, five- and 10-year periods, this category's average was -3.57% (260 funds), 1.21% (179 funds) and 3.34% (90 funds), respectively, as of 4/30/09. It is not possible to invest directly into a category or an index.
3 The federal (or "fed") funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.
4 The Treasury curve or yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
5 Asset-backed securities (ABS) are secured by assets. Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt. Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.
6 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
7 Duration is a measure of a fund's sensitivity to interest rate changes.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Corporate Bonds	29%	12%
Asset Backed	19%	28%
Government & Agency Obligations	15%	15%
Commercial Mortgage-Backed Securities	12%	8%
Cash Equivalents	11%	1%
Collateralized Mortgage Obligations	10%	32%
Mortgage-Backed Securities Pass-Throughs	4%	2%
Preferred Securities	—	1%
Municipal Bonds and Notes	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/09	10/31/08

US Government and Agencies	23%	23%
AAA*	37%	56%
AA	9%	9%
A	11%	3%
BBB	19%	9%
Below BBB	1%	—
	100%	100%
* Includes cash equivalents
Effective Maturity	4/30/09	10/31/08

Under 1 year	40%	19%
1-2.99 years	40%	69%
3-4.99 years	15%	10%
5-9.99 years	4%	2%
Greater than 10 years	1%	—
	100%	100%

Weighted average effective maturity: 1.9 years and 1.9 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 29.1%
Consumer Discretionary 2.2%
Comcast Cable Communications LLC, 6.875%, 6/15/2009	1,295,000	1,301,840
JC Penney Corp., Inc., 9.0%, 8/1/2012	500,000	501,515
Time Warner Cable, Inc., 5.4%, 7/2/2012	550,000	558,063
Viacom, Inc., 5.75%, 4/30/2011	1,185,000	1,184,443
		3,545,861
Consumer Staples 3.0%
Coca-Cola Enterprises, Inc., 3.75%, 3/1/2012	455,000	461,587
CVS Caremark Corp.:
1.561%**, 6/1/2010	2,252,000	2,209,577
6.302%, 6/1/2037	915,000	594,750
H.J. Heinz Co., 5.35%, 7/15/2013	700,000	724,086
PepsiAmericas, Inc., 4.375%, 2/15/2014	210,000	209,013
Procter & Gamble Co., 4.6%, 1/15/2014	600,000	635,392
		4,834,405
Energy 2.2%
Anadarko Petroleum Corp., 7.625%, 3/15/2014	500,000	512,805
Chevron Corp., 3.45%, 3/3/2012	1,000,000	1,028,695
ConocoPhillips, 4.75%, 2/1/2014	810,000	854,184
Devon Energy Corp., 5.625%, 1/15/2014	400,000	416,416
Enterprise Products Operation LLP, 7.5%, 2/1/2011	80,000	82,224
Hess Corp., 7.0%, 2/15/2014	230,000	249,406
Marathon Oil Corp., 6.5%, 2/15/2014	340,000	352,782
		3,496,512
Financials 11.2%
American Express Bank, FSB, 5.55%, 10/17/2012	1,000,000	954,959
American General Finance Corp., Series H, 4.625%, 9/1/2010	625,000	374,085
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	1,200,000	1,245,584
Barclays Bank PLC, 144A, 2.7%, 3/5/2012	890,000	894,923
BB&T Corp., 6.5%, 8/1/2011	1,000,000	1,017,593
Berkshire Hathaway Finance Corp., 144A, 4.0%, 4/15/2012	500,000	508,166
BP Capital Markets PLC, 3.125%, 3/10/2012	820,000	832,226
Caterpillar Financial Services Corp., Series F, 4.85%, 12/7/2012	500,000	498,284
CME Group, Inc., 5.75%, 2/15/2014	445,000	468,172
Countrywide Financial Corp., 5.8%, 6/7/2012	1,000,000	916,734
Credit Suisse New York, 5.5%, 5/1/2014 (a)	820,000	822,104
Discover Financial Services, 1.861%**, 6/11/2010	560,000	493,479
General Electric Capital Corp., Series A, 5.25%, 10/19/2012	800,000	798,415
Merrill Lynch & Co., Inc., 5.77%, 7/25/2011	960,000	927,820
Morgan Stanley, Series F, 5.625%, 1/9/2012	600,000	597,548
Northern Trust Corp., 4.625%, 5/1/2014	230,000	232,695
Novartis Capital Corp., 4.125%, 2/10/2014	525,000	544,138
PC Financial Partnership, 5.0%, 11/15/2014	300,000	282,946
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013	300,000	282,885
8.95%, 5/1/2014	570,000	590,000
Simon Property Group LP, (REIT), 5.375%, 6/1/2011	400,000	378,110
Societe Financement de L'Economie Francaise:
144A, 1.5%, 10/29/2010	615,000	614,422
144A, 3.375%, 5/5/2014 (a)	570,000	571,929
Sovereign Bancorp., Inc., 4.8%, 9/1/2010	500,000	471,807
The Goldman Sachs Group, Inc., 6.0%, 5/1/2014 (a)	550,000	547,884
Verizon Wireless Capital LLC, 144A, 5.25%, 2/1/2012	750,000	776,725
Wachovia Bank NA, 7.8%, 8/18/2010	850,000	869,258
Xstrata Finance Canada Ltd., 144A, 5.5%, 11/16/2011	613,000	549,798
		18,062,689
Health Care 1.9%
Eli Lilly & Co., 3.55%, 3/6/2012	530,000	544,267
McKesson Corp., 6.5%, 2/15/2014	185,000	195,119
Medtronic, Inc., 4.5%, 3/15/2014	445,000	458,886
Pfizer, Inc., 4.45%, 3/15/2012	800,000	840,542
Roche Holdings, Inc., 144A, 4.5%, 3/1/2012	965,000	1,011,823
		3,050,637
Industrials 1.0%
Burlington Northern Santa Fe Corp., 7.0%, 2/1/2014	1,250,000	1,349,279
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	190,000	198,743
		1,548,022
Information Technology 2.5%
Cisco Systems, Inc., 5.25%, 2/22/2011	850,000	903,712
Hewlett-Packard Co., 4.25%, 2/24/2012	1,000,000	1,037,357
Xerox Corp., 7.125%, 6/15/2010	2,000,000	2,020,560
		3,961,629
Materials 0.6%
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	520,000	539,604
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/2014	480,000	491,887
		1,031,491
Telecommunication Services 2.1%
British Telecommunications PLC, 8.625%, 12/15/2010	1,879,000	1,963,594
Telecom Italia Capital SA, 6.2%, 7/18/2011	1,432,000	1,442,799
		3,406,393
Utilities 2.4%
Consolidated Edison Co. of New York, 5.55%, 4/1/2014	780,000	826,530
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,500,000	1,504,859
Duke Energy Corp., 6.3%, 2/1/2014	540,000	569,454
Florida Power Corp., 4.8%, 3/1/2013	900,000	933,606
		3,834,449
Total Corporate Bonds (Cost $46,772,982)		46,772,088

Asset-Backed 19.1%
Automobile Receivables 13.4%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2004-DF, 3.43%, 7/6/2011	163,711	163,092
"A2", Series 2006-RM, 5.42%, 8/8/2011	632,023	621,896
"A3A", Series 2007-DF, 5.49%, 7/6/2012	489,528	489,820
AmeriCredit Prime Automobile Receivables Trust:
"A3", Series 2007-2M, 5.22%, 6/8/2012	1,925,000	1,827,761
"A2A", Series 2007-2M, 5.34%, 11/8/2010	84,064	84,049
Capital One Prime Auto Receivables Trust, "A3", Series 2007-1, 5.47%, 6/15/2011	684,199	691,972
Credit Acceptance Auto Dealer Loan Trust, "A1A", Series 2007-2, 144A, 6.16%, 4/15/2013	1,307,248	1,255,315
Daimler Chrysler Auto Trust, "A2A", Series 2008-B, 3.81%, 7/8/2011	988,366	995,157
GS Auto Loan Trust, "A4", Series 2006-1, 5.38%, 1/15/2014	1,375,000	1,403,617
Household Automotive Trust:
"A4", Series 2005-3, 4.94%, 11/19/2012	1,440,000	1,450,509
"A4", Series 2006-1, 5.52%, 3/18/2013	1,590,000	1,590,695
Hyundai Auto Receivables Trust:
"A3A", Series 2007-A, 5.04%, 1/17/2012	1,338,192	1,363,214
"D", Series 2006-A, 5.52%, 11/15/2012	210,725	209,464
LAI Vehicle Lease Securitization Trust, "A", Series 2005-A, 144A, 4.56%, 11/15/2012	87,525	69,318
Long Beach Auto Receivables Trust, "A3", Series 2006-B, 5.17%, 8/15/2011	278,672	277,738
Nissan Auto Receivables Owner Trust, "A4", Series 2005-C, 4.31%, 3/15/2011	729,022	734,408
Triad Auto Receivables Owner Trust:
"A4", Series 2005-A, 4.22%, 6/12/2012	486,496	480,587
"A4", Series 2006-A, 4.88%, 4/12/2013	3,110,000	2,932,575
Wachovia Auto Owner Trust:
"A3", Series 2006-2A, 144A, 5.23%, 8/22/2011	595,407	598,972
"A4", Series 2006-A, 5.38%, 3/20/2013	1,536,352	1,546,980
WFS Financial Owner Trust:
"C", Series 2005-2, 4.62%, 11/19/2012	1,000,000	986,818
"D", Series 2005-3, 4.76%, 5/17/2013	710,000	524,249
World Omni Auto Receivables Trust, "A3A", Series 2007-B, 5.28%, 1/17/2012	1,305,948	1,327,283
		21,625,489
Credit Card Receivables 0.9%
Bank One Issuance Trust, "B2", Series 2004-B2, 4.37%, 4/15/2012	1,430,000	1,403,644
Home Equity Loans 2.6%
Carrington Mortgage Loan Trust, "A1", Series 2006-NC4, 0.488%**, 10/25/2036	278,917	258,610
Citifinancial Mortgage Securities, Inc., "AF2", Series 2004-1, 2.645%, 4/25/2034	135,474	123,664
Countrywide Asset-Backed Certificates, "A1B", Series 2007-S1, 5.888%, 11/25/2036	477,521	306,149
Credit-Based Asset Servicing and Securitization LLC:
"A4", Series 2004-CB4, 5.497%, 5/25/2035	40,055	37,135
"A2A", Series 2007-CB2, 5.891%, 2/25/2037	512,471	403,435
First Franklin Mortgage Loan Asset-Backed Certificates, "A2A", Series 2007-FFC, 0.588%**, 6/25/2027	677,396	281,206
Household Home Equity Loan Trust:
"A2F", Series 2006-4, 5.32%, 3/20/2036	590,000	539,889
"A1F", Series 2006-4, 5.79%, 3/20/2036	71,567	70,264
"A1F", Series 2006-3, 5.98%, 3/20/2036	107,853	106,358
JPMorgan Mortgage Acquisition Corp., "AF1B", Series 2007-CH1, 5.935%, 11/25/2036	572,317	550,344
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	526,676	479,613
"AF1", Series 2006-4, 5.545%, 1/25/2037	156,684	149,368
"AF2", Series 2006-3, 5.58%, 11/25/2036	480,436	406,774
"AF1", Series 2007-2, 5.893%, 6/25/2037	481,914	407,686
Securitized Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036*	209,756	21
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	56,666	42,058
		4,162,574
Miscellaneous 2.2%
Caterpillar Financial Asset Trust, "A2A", Series 2008-A, 4.09%, 12/27/2010	1,235,162	1,233,331
CNH Equipment Trust, "A3A", Series 2008-B, 4.78%, 7/16/2012	2,280,000	2,305,566
		3,538,897
Total Asset-Backed (Cost $31,994,548)		30,730,604

Mortgage-Backed Securities Pass-Throughs 3.7%
Federal Home Loan Mortgage Corp.:
5.5%, 3/1/2010	116,897	118,271
6.0%, 11/1/2009	20,420	20,556
7.0%, 3/1/2013	30,758	31,465
Federal National Mortgage Association:
5.318%**, 9/1/2038	1,379,677	1,442,629
6.0%,with various maturities from 6/1/2009 until 12/1/2020	2,611,045	2,746,486
7.0%, 4/1/2038	597,673	642,545
Government National Mortgage Association, 6.5%, 8/20/2034	839,321	889,123
Total Mortgage-Backed Securities Pass-Throughs (Cost $5,813,484)		5,891,075

Commercial Mortgage-Backed Securities 12.0%
Banc of America Commercial Mortgage, Inc., "A1", Series 2005-4, 4.432%, 7/10/2045	331,744	330,438
Bear Stearns Commercial Mortgage Securities, Inc.:
"A1", Series 2002-PBW1, 3.97%, 11/11/2035	337,820	334,508
"A1", Series 2002-TOP8, 4.06%, 8/15/2038	413,832	403,167
"A2", Series 2001-TOP2, 6.48%, 2/15/2035	750,000	753,261
Credit Suisse First Boston Mortgage Securities Corp., "F", Series 2001-CK1, 144A, 6.65%, 12/18/2035	1,300,000	1,206,392
GMAC Commercial Mortgage Securities, Inc.:
"A2", Series 2001-C1, 6.465%, 4/15/2034	568,838	572,100
"A2", Series 1999-C3, 7.179%, 8/15/2036	1,013,041	1,015,998
"A1B", Series 1999-C3, 7.273%, 8/15/2036	435,225	436,096
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2005-GG5, 5.117%, 4/10/2037	1,000,000	928,875
"A2", Series 2007-GG9, 5.381%, 3/10/2039	1,033,000	913,897
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-CB8, 3.837%, 1/12/2039	580,000	529,981
"A2", Series 2004-PNC1, 4.555%, 6/12/2041	129,064	128,700
"A2", Series 2005-LDP1, 4.625%, 3/15/2046	279,523	270,798
"A2", Series 2002-C1, 4.914%, 7/12/2037	765,191	770,565
LB-UBS Commercial Mortgage Trust:
"A2", Series 2003-C7, 4.064%, 9/15/2027	1,395,729	1,382,431
"A3", Series 2002-C4, 4.071%, 9/15/2026	583,141	575,309
"A3", Series 2001-C7, 5.642%, 12/15/2025	597,028	597,317
Morgan Stanley Capital I:
"A2", Series 2005-HQ5, 4.809%, 1/14/2042	1,427,028	1,441,713
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	900,000	815,738
"AJ", Series 2007-HQ11, 5.508%, 2/12/2044	800,000	192,000
Morgan Stanley Dean Witter Capital I, "A4", Series 2001-TOP1, 6.66%, 2/15/2033	417,203	423,250
Prudential Securities Secured Financing Corp., "F", Series 1999-C2, 7.817%**, 6/16/2031	1,500,000	1,492,183
TIAA Real Estate CDO Ltd., "A4", Series 2001-C1A, 144A, 6.68%, 6/19/2031	669,889	671,018
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2005-C17, 4.782%, 3/15/2042	1,361,516	1,294,760
"A1", Series 2007-C30, 5.031%, 12/15/2043	1,729,943	1,703,358
Total Commercial Mortgage-Backed Securities (Cost $19,274,989)		19,183,853

Collateralized Mortgage Obligations 10.6%
Banc of America Mortgage Securities:
"1A1", Series 2004-G, 4.717%**, 8/25/2034	351,836	297,610
"2A2", Series 2003-1, 5.25%, 2/25/2018	173,489	173,905
Cendant Mortgage Corp.:
"1A1", Series 2003-9, 5.25%, 11/25/2033	119,599	118,960
"A5", Series 2003-1, 5.5%, 2/25/2033	273,817	274,266
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	442,151	435,642
Countrywide Alternative Loan Trust:
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	143,192	142,492
"A2", Series 2004-29CB, 5.0%, 1/25/2035	290,927	235,837
"A4", Series 2002-11, 6.25%, 10/25/2032	63,919	62,495
Countrywide Home Loan Mortgage Pass-Through Trust:
"A15", Series 2002-34, 4.75%, 1/25/2033	344,967	325,997
"2A17", Series 2004-13, 5.75%, 8/25/2034	465,979	467,329
Countrywide Home Loans:
"3A6", Series 2003-56, 4.49%, 12/25/2033	351,192	344,186
"5A1", Series 2005-HY10, 5.603%**, 2/20/2036	624,169	285,027
Federal Home Loan Mortgage Corp.:
"ND", Series 2715, 4.5%, 3/15/2016	1,701,770	1,731,385
"WJ", Series 2557, 5.0%, 7/15/2014	164,451	164,524
"QA", Series 3113, 5.0%, 11/15/2025	581,276	596,127
"HL", Series 3176, 5.0%, 2/15/2028	1,770,024	1,799,702
"DC", Series 2541, 5.05%, 3/15/2031	469,031	476,306
"AB", Series 3197, 5.5%, 8/15/2013	647,152	662,672
"LA", Series 1343, 8.0%, 8/15/2022	202,891	222,626
"PK", Series 1751, 8.0%, 9/15/2024	656,985	725,604
Federal National Mortgage Association:
"QK", Series 2003-37, 4.0%, 7/25/2027	412,471	413,307
"BX", Series 2005-77, 4.5%, 7/25/2028	1,391,457	1,410,237
GSR Mortgage Loan Trust, "1A2" Series 2004-7, 4.304%**, 6/25/2034	233,891	124,909
JPMorgan Mortgage Trust, "3A2", Series 2005-A4, 5.166%**, 7/25/2035	518,006	503,321
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 5.335%**, 12/25/2034	180,986	151,941
Provident Funding Mortgage Loan Trust, "2A1", Series 2005-1, 4.363%**, 5/25/2035	659,765	525,831
Residential Accredit Loans, Inc., "A6", Series 2002-QS19, 5.125%, 12/25/2032	535,154	534,219
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032	593,584	527,919
Residential Asset Securitization Trust, "2A1", Series 2003-A15, 5.25%, 2/25/2034	149,483	149,232
Residential Funding Mortgage Securities I, Inc., "A2", Series 2003-S3, 5.25%, 2/25/2018	156,195	156,303
Structured Asset Securities Corp., "3A2", 2003-24A, 5.137%**, 7/25/2033	865,736	775,703
Washington Mutual Mortgage Pass-Through Certificates, "1A3A", Series 2005-AR18, 5.242%**, 1/25/2036	1,550,000	847,481
Wells Fargo Mortgage-Backed Securities Trust:
"2A2", Series 2004-EE, 4.108%**, 12/25/2034	467,568	378,628
"3A1", Series 2004-EE, 4.444%**, 12/25/2034	650,975	529,779
"1A1", Series 2005-9, 4.75%, 10/25/2035	471,421	441,836
Total Collateralized Mortgage Obligations (Cost $18,366,759)		17,013,338

Government & Agency Obligations 15.0%
Sovereign Bonds 0.8%
Export Development Canada:
2.375%, 3/19/2012	800,000	805,048
3.125%, 4/24/2014	405,000	404,146
		1,209,194
Other Government Related 6.1%
American Express Bank, FSB, FDIC Guaranteed, 3.15%, 12/9/2011	1,000,000	1,026,983
Citigroup, Inc., FDIC Guaranteed, 2.125%, 4/30/2012	1,000,000	1,004,756
General Electric Capital Corp., Series G, FDIC Guaranteed, 3.0%, 12/9/2011	1,000,000	1,031,667
HSBC USA, Inc., FDIC Guaranteed, 3.125%, 12/16/2011	500,000	516,785
John Deere Capital Corp., Series D, FDIC Guaranteed, 2.875%, 6/19/2012	935,000	961,105
JPMorgan Chase & Co., FDIC Guaranteed, 2.125%, 12/26/2012	900,000	899,077
KeyBank NA, FDIC Guaranteed, 3.2%, 6/15/2012	500,000	515,474
Morgan Stanley, FDIC Guaranteed, 2.25%, 3/13/2012	1,000,000	1,005,367
Sovereign Bank, FDIC Guaranteed, 2.75%, 1/17/2012	680,000	689,364
State Street Bank & Trust Co., FDIC Guaranteed, 1.488%**, 9/15/2011	1,000,000	1,006,960
Union Bank NA, FDIC Guaranteed, 1.52%**, 3/16/2012	575,000	575,996
Wells Fargo & Co., FDIC Guaranteed, 2.125%, 6/15/2012	570,000	573,938
		9,807,472
US Government Sponsored Agencies 2.3%
Federal Home Loan Bank, 1.375%, 5/16/2011	1,000,000	1,000,655
Federal National Mortgage Association:
1.75%, 3/23/2011	2,200,000	2,221,353
1.875%, 4/20/2012	515,000	516,739
		3,738,747
US Treasury Obligations 5.8%
US Treasury Bill, 0.02%***, 5/21/2009 (b)	62,000	61,999
US Treasury Note, 0.875%, 12/31/2010	9,250,000	9,259,037
		9,321,036
Total Government & Agency Obligations (Cost $23,900,165)		24,076,449

Municipal Bonds and Notes 0.3%
California, State General Obligation, 5.65%, 4/1/2039	240,000	250,157
La Vernia, TX, Higher Education Finance Corp. Revenue, Southwest Winners, Series B, 144A, 5.7%, 2/15/2011 (c)	300,000	295,596
Total Municipal Bonds and Notes (Cost $540,363)		545,753
	Shares	Value ($)

Cash Equivalents 11.2%
Cash Management QP Trust, 0.46% (d) (Cost $17,922,454)	17,922,454	17,922,454
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $164,585,744)+	101.0	162,135,614
Other Assets and Liabilities, Net	(1.0)	(1,644,029)
Net Assets	100.0	160,491,585
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Securities Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A	6.0%	1/25/2036	209,756	USD	209,625	21
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rates as of April 30, 2009.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $164,624,452. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $2,488,838. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,663,055 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,151,893.
(a) When-issued security.
(b) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Bond is insured by this company:
Insurance Coverage	As a % of Total Investment Portfolio
American Capital Assurance	0.2%
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
5 Year US Treasury Note	6/30/2009	23	2,695,451	2,694,234	1,217

At April 30, 2009, open credit default swap contracts purchased were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (e)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
4/22/2009 6/20/2014	375,000[1]	1.0%	Nordstrom, Inc., 6.95%, 5/15/2028, BBB+	16,719	24,418	(7,826)
4/22/2009 6/20/2014	375,000[2]	1.0%	Limited Brands, Inc., 6.9%, 7/15/2017, BB	23,042	32,930	(10,014)
4/30/2009 6/20/2014	375,000[3]	5.0%	CBS Corp., 4.625%, 5/15/2018, BBB	38,559	38,559	(1,781)
Total unrealized depreciation						(19,621)
(e) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.
Counterparties:
[1] Citigroup, Inc.
[2] The Goldman Sachs & Co.
[3] Morgan Stanley

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ —	$ 1,217
Level 2	162,135,614	(19,621)
Level 3	—	—
Total	$ 162,135,614	$ (18,404)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts and credit default swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 224,805
Net realized gain (loss)	(436,654)
Change in unrealized appreciation (depreciation)	301,140
Amortization premium/discount	(41)
Net purchases (sales)	(89,250)
Net transfers in (out) of Level 3	—
Balance as of April 30, 2009	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $146,663,290)	$ 144,213,160
Investment in Cash Management QP Trust (cost $17,922,454)	17,922,454
Total investments, at value (cost $164,585,744)	162,135,614
Receivable for investments sold	777,878
Receivable for Fund shares sold	1,315,396
Interest receivable	1,073,484
Foreign taxes recoverable	2,097
Receivable for daily variation margin on open futures contracts	359
Due from Advisor	52,561
Other assets	44,818
Total assets	165,402,207
Liabilities
Cash overdraft	605,000
Payable for investments purchased	1,743,584
Payable for when-issued securities purchased	1,936,559
Payable for Fund shares redeemed	393,379
Distributions payable	55,967
Unrealized depreciation on credit default swap contracts	19,621
Other accrued expenses and payables	156,512
Total liabilities	4,910,622
Net assets, at value	$ 160,491,585
Net Assets Consist of
Undistributed net investment income	123,310
Net unrealized appreciation (depreciation) on: Investments	(2,450,130)
		Futures	1,217
Credit default swap contracts	(19,621)
Accumulated net realized gain (loss)	(22,315,598)
Paid-in capital	185,152,407
Net assets, at value	$ 160,491,585

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($121,656,509 ÷ 13,720,792 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.87
Maximum offering price per share (100 ÷ 97.25 of $8.87)	$ 9.12

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,269,110 ÷ 706,694 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.87

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($20,227,228 ÷ 2,283,093 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.86
Class S Net Asset Value, offering and redemption price(a) per share ($4,272,411 ÷ 481,512 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.87
Institutional Class Net Asset Value, offering and redemption price(a) per share ($8,066,327 ÷ 908,631 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.88
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $198)	$ 3,958,380
Interest — Cash Management QP Trust	38,995
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	101,547
Total Income	4,098,922
Expenses: Management fee	331,096
Administration fee	82,774
Services to shareholders	156,823
Distribution and service fees	279,888
Custodian fee	8,935
Professional fees	51,065
Trustees' fees and expenses	4,080
Reports to shareholders	44,823
Registration fees	41,842
Other	16,111
Total expenses before expense reductions	1,017,437
Expense reductions	(359,710)
Total expenses after expense reductions	657,727
Net investment income	3,441,195
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,001,971)
Futures	(21,831)
Credit default swap contracts	(10,118)
(17,033,920)
Change in net unrealized appreciation (depreciation) on: Investments	13,877,263
Futures	1,217
Credit default swap contracts	(19,621)
13,858,859
Net gain (loss)	(3,175,061)
Net increase (decrease) in net assets resulting from operations	$ 266,134

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 3,441,195	$ 7,193,877
Net realized gain (loss)	(17,033,920)	(2,178,775)
Change in net unrealized appreciation (depreciation)	13,858,859	(15,725,332)
Net increase (decrease) in net assets resulting from operations	266,134	(10,710,230)
Distributions to shareholders from: Net investment income: Class A	(2,714,902)	(5,495,072)
Class B	(100,312)	(203,409)
Class C	(337,120)	(783,417)
Class S	(88,415)	(97,086)
Institutional Class	(197,239)	(609,981)
Total distributions	(3,437,988)	(7,188,965)
Fund share transactions: Proceeds from shares sold	34,344,850	159,613,918
Reinvestment of distributions	3,064,119	6,226,299
Cost of shares redeemed	(49,210,756)	(104,918,781)
Redemption fees	7,145	6,393
Net increase (decrease) in net assets from Fund share transactions	(11,794,642)	60,927,829
Increase (decrease) in net assets	(14,966,496)	43,028,634
Net assets at beginning of period	175,458,081	132,429,447
Net assets at end of period (including undistributed net investment income of $123,310 and $120,103, respectively)	$ 160,491,585	$ 175,458,081

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Income (loss) from investment operations: Net investment income[b]	.18	.41	.43	.41	.31	.27
Net realized and unrealized gain (loss)	(.13)	(.90)	.00***	.02	(.16)	(.00)***
Total from investment operations	.05	(.49)	.43	.43	.15	.27
Less distributions from: Net investment income	(.18)	(.42)	(.43)	(.41)	(.32)	(.27)
Net realized gains	—	—	—	—	—	(.01)
Total distributions	(.18)	(.42)	(.43)	(.41)	(.32)	(.28)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.87	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06
Total Return (%)[c,d]	.64**	(5.19)	4.41	4.44	1.50	2.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	135	86	63	79	82
Ratio of expenses before expense reductions (%)	1.14*	.95	1.14	1.03	.91	.89
Ratio of expenses after expense reductions (%)	.70*	.70	.70	.58	.55	.55
Ratio of net investment income (%)	4.25*	4.22	4.31	4.16	3.15	2.69
Portfolio turnover rate (%)	107**	181	230	198	161	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Income (loss) from investment operations: Net investment income[b]	.15	.34	.35	.35	.25	.21
Net realized and unrealized gain (loss)	(.13)	(.91)	.00***	.02	(.16)	(.01)
Total from investment operations	.02	(.57)	.35	.37	.09	.20
Less distributions from: Net investment income	(.15)	(.34)	(.35)	(.35)	(.26)	(.20)
Net realized gains	—	—	—	—	—	(.01)
Total distributions	(.15)	(.34)	(.35)	(.35)	(.26)	(.21)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.87	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06
Total Return (%)[c,d]	.28**	(5.91)	3.60	3.81	.88	2.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	6	8	9	11
Ratio of expenses before expense reductions (%)	1.92*	1.84	1.90	1.77	1.65	1.64
Ratio of expenses after expense reductions (%)	1.45*	1.45	1.45	1.19	1.15	1.15
Ratio of net investment income (%)	3.50*	3.47	3.56	3.55	2.55	2.09
Portfolio turnover rate (%)	107**	181	230	198	161	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.90	$ 9.90	$ 9.88	$ 10.05	$ 10.06
Income (loss) from investment operations: Net investment income[b]	.15	.34	.35	.35	.25	.21
Net realized and unrealized gain (loss)	(.13)	(.91)	.00***	.02	(.16)	(.01)
Total from investment operations	.02	(.57)	.35	.37	.09	.20
Less distributions from: Net investment income	(.15)	(.34)	(.35)	(.35)	(.26)	(.20)
Net realized gains	—	—	—	—	—	(.01)
Total distributions	(.15)	(.34)	(.35)	(.35)	(.26)	(.21)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.86	$ 8.99	$ 9.90	$ 9.90	$ 9.88	$ 10.05
Total Return (%)[c,d]	.27**	(5.92)	3.61	3.81	.88	2.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	21	21	24	31	37
Ratio of expenses before expense reductions (%)	1.87*	1.74	1.87	1.79	1.65	1.64
Ratio of expenses after expense reductions (%)	1.45*	1.45	1.45	1.19	1.15	1.15
Ratio of net investment income (%)	3.50*	3.47	3.56	3.55	2.55	2.09
Portfolio turnover rate (%)	107**	181	230	198	161	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.01
Income (loss) from investment operations: Net investment income[c]	.19	.43	.45	.40	.23
Net realized and unrealized gain (loss)	(.13)	(.90)	.00***	.01	(.11)
Total from investment operations	.06	(.47)	.45	.41	.12
Less distributions from: Net investment income	(.19)	(.44)	(.45)	(.39)	(.24)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.87	$ 9.00	$ 9.91	$ 9.91	$ 9.89
Total Return (%)[d]	.77**	(4.96)	4.67	4.29	1.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	1.6		.3
Ratio of expenses before expense reductions (%)	.79*	.75	1.15	.98	.92*
Ratio of expenses after expense reductions (%)	.45*	.45	.45	.71	.74*
Ratio of net investment income (%)	4.50*	4.47	4.56	4.03	3.07*
Portfolio turnover rate (%)	107**	181	230	198	161
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 9.92	$ 9.92	$ 9.90	$ 10.07	$ 10.07
Income (loss) from investment operations: Net investment income[b]	.19	.43	.45	.41	.31	.27
Net realized and unrealized gain (loss)	(.13)	(.90)	.00***	.02	(.16)	(.00)***
Total from investment operations	.06	(.47)	.45	.43	.15	.27
Less distributions from: Net investment income	(.19)	(.44)	(.45)	(.41)	(.32)	(.26)
Net realized gains	—	—	—	—	—	(.01)
Total distributions	(.19)	(.44)	(.45)	(.41)	(.32)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.88	$ 9.01	$ 9.92	$ 9.92	$ 9.90	$ 10.07
Total Return (%)[c]	.77**	(4.95)	4.64	4.47	1.50	2.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	11	18	19	33	58
Ratio of expenses before expense reductions (%)	.81*	.68	.82	.77	.66	.62
Ratio of expenses after expense reductions (%)	.45*	.45	.45	.56	.55	.55
Ratio of net investment income (%)	4.50*	4.47	4.56	4.18	3.15	2.69
Portfolio turnover rate (%)	107**	181	230	198	161	236
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short Duration Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into future contracts to hedge against changes in interest rates and security prices or for certain non-hedging purposes. The Fund may use derivatives as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $5,243,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000), October 31, 2014 ($1,157,000), October 31, 2015 ($190,000) and October 31, 2016 ($2,167,000) the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $115,598,523 and $116,819,369, respectively. Purchases and sales of US Treasury securities aggregated $54,473,676 and $81,087,467, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to December 1, 2008, pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, served as subadvisor to the Fund. AAMI was paid for its services by the Advisor from its fee as investment advisor to the Fund. The Fund's board approved the termination of AAMI as the Fund's subadvisor. Effective December 1, 2008 the Advisor assumed all day-to-day advisory responsibilities that were previously delegated to AAMI.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2008 through November 30, 2009, the Advisor has contractually agreed to waive 0.182% of its management fee.

For the period from November 1, 2008, through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

In addition, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.70%
Class B	1.45%
Class C	1.45%
Class S	.45%
Institutional Class	.45%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly for the six months ended April 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $213,894 and the amount charged aggregated $117,202, which was equivalent to an annualized effective rate of 0.14% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $744 and $3,714 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $82,774, of which $13,017 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 42,876	$ 42,876
Class B	4,986	4,986
Class C	10,701	10,701
Class S	903	903
Institutional Class	835	835
	$ 60,301	$ 60,301

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 21,608	$ 4,878
Class C	72,444	14,973
	$ 94,052	$ 19,851

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 154,533	$ 74,719	$ —	.12%
Class B	7,199	1,123	933.21%
Class C	24,104	5,201	2,008.20%
	$ 185,836	$ 81,043	$ 2,941

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $2,261.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for the Class B and C shares aggregated $7,426 and $4,325, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $1,905 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,185, of which $3,327 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $14 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,003,041	$ 26,526,515	14,019,175	$ 136,705,436
Class B	189,447	1,646,677	311,292	3,014,801
Class C	429,774	3,731,987	1,057,384	10,251,483
Class S	114,708	1,005,465	360,477	3,460,391
Institutional Class	164,516	1,434,206	634,444	6,181,807
		$ 34,344,850		$ 159,613,918
Shares issued to shareholders in reinvestment of distributions
Class A	298,147	$ 2,588,980	531,964	$ 5,121,959
Class B	8,782	76,324	17,004	164,624
Class C	25,753	223,457	54,449	526,911
Class S	7,755	67,434	7,959	76,298
Institutional Class	12,413	107,924	34,583	336,507
		$ 3,064,119		$ 6,226,299
Shares redeemed
Class A	(4,537,442)	$ (39,459,420)	(8,232,821)	$ (79,102,587)
Class B	(115,871)	(1,011,727)	(281,556)	(2,728,340)
Class C	(494,370)	(4,297,456)	(937,988)	(9,056,003)
Class S	(51,111)	(443,994)	(97,023)	(932,920)
Institutional Class	(459,187)	(3,998,159)	(1,338,960)	(13,098,931)
		$ (49,210,756)		$ (104,918,781)
Redemption fees		$ 7,145		$ 6,393
Net increase (decrease)
Class A	(1,236,254)	$ (10,338,849)	6,318,318	$ 62,728,281
Class B	82,358	711,540	46,740	452,702
Class C	(38,843)	(341,760)	173,845	1,722,993
Class S	71,352	628,905	271,413	2,604,417
Institutional Class	(282,258)	(2,454,478)	(669,933)	(6,580,564)
		$ (11,794,642)		$ 60,927,829

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009